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                                                                    EXHIBIT 10.4



                         PLAYSTAR WYOMING HOLDING CORP.

                       REGULATION D SUBSCRIPTION AGREEMENT

Playstar Wyoming Holding Corp.
P.O. Box W1584
Wood's Centre
St John's, Antigua
West Indies


Gentlemen:

         1. Application. The undersigned, intending to be legally bound, hereby agrees to purchase and subscribe for a Convertible Promissory Note (the "CONVERTIBLE NOTE") of Playstar Wyoming Holding Corp., an Antigua corporation (the "COMPANY"), in the principal amount of __________ U.S. Dollars ($_______). The terms of the Convertible Note, including the terms on which the Convertible Note shall automatically convert into fully paid and non-assessable shares of the Company's common stock, par value $.0001 per share, (the "CONVERSION SHARES") immediately upon the approval by the stockholders of the Company of an amendment to the Company's Articles of Incorporation increasing the authorized number of shares of common stock to an amount necessary to permit issuance of the Conversion Shares, are set forth in the Convertible Note substantially in the form attached hereto as Exhibit A. The Convertible Note and the Conversion Shares are sometimes referred to herein as the "SECURITIES." The undersigned understands that this subscription is and shall be irrevocable unless the Company for any reason rejects this subscription.

         2. Representations and Warranties of the Subscriber. The undersigned represents and warrants to the Company as follows:

            (a) The undersigned, in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by him or it and his or its representatives, if any; and the undersigned and/or its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Securities.

            (b) The undersigned has been supplied with or has sufficient access to all information, including financial statements and other financial information of the Company, and has been afforded with an opportunity to ask questions of and receive answers from an officer of the Company concerning information to which a reasonable investor would attach significance in making investment decisions, so that as a reasonable investor the undersigned has been able to make the undersigned's decision to purchase the Securities.




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            (c) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

            (d) As applicable, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned's net worth and, at the present time, could afford a complete loss of such investment.

            (e) The undersigned has such knowledge and experience in financial, tax and business matters so as to enable him to utilize the information made available to the undersigned in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

            (f) The undersigned acknowledges that the purchase of the Securities involves a high degree of risk and further acknowledges that he or it can bear the economic risk of the purchase of the Securities, including the total loss of his or its investment. The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment in the Securities, and the undersigned has relied on the advice of, or has consulted with, only the undersigned's own advisor(s).

            (g) The undersigned has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company and, if the undersigned is a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold the Securities and to enter into this Subscription Agreement.

            (h) The undersigned will not sell or otherwise transfer the Securities without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") or an exemption therefrom and fully understands and agrees that the undersigned must bear the economic risk of the undersigned's purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for the Company. The undersigned is purchasing the Securities for the undersigned's own account, for

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        investment and not with a view to resale or distribution except in compliance with the Securities Act. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; that, except as contemplated by section 5 hereof, the Company has no obligation to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Securities; and that even if an exemption under Rule 144 were available, Rule 144 permits only routine sales of securities in limited amounts in accordance with the terms and conditions of such Rule 144.

            (i) The undersigned agrees to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Securities Act (and a stop transfer order may be placed with respect thereto).

            (j) The undersigned understands that the Securities are being offered and sold to him or it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities. The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by the Company, and the undersigned will notify the Company immediately of any adverse change in any such representations and warranties which may occur prior to the acceptance of the subscription and will promptly send the Company written confirmation thereof. The representations, warranties and agreements of the undersigned contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities.

         3. Accredited Investor Status. The undersigned further represents and warrants as indicated below by the undersigned's initials:

            (a) Individual Investors: (Initial one or more of the following three statements)

                (i) ____ I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

                (ii) ____ I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the two most recent years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

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                (iii) ____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

            (b) Partnerships, corporations, trusts or other entities: (Initial one of the following statements)

                (i) The undersigned hereby certifies that it is an accredited investor because it is:

  ________          (A) an employee benefit plan whose total assets exceed
                        $5,000,000;

  ________          (B) an employee benefit plan whose investment decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Acts of 1940;

  ________          (C) a self-directed employee benefit plan, including an
                        Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

  ________          (D) an organization described in Section 501(c)(3) of the
                        Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Securities with total assets in excess of $5,000,000;

  ________          (E) any corporation, partnership or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000; or

  ________          (F) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities.

  ________      (ii) The undersigned hereby certifies that it is an accredited investor because it is an entity in which each of the equity

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                     owners qualifies as an accredited investor under items
                     (a)(i), (ii) or (iii) or item (b)(i) above.

         4. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the undersigned as follows:

            (a) The Company is an international business corporation duly organized, validly existing and in good standing under the laws of Antigua and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

            (b) The Company has previously furnished to the undersigned copies of the Company's Report on Form 20-F for the fiscal year ended June 30, 1999 made pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

            (c) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Subscription Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Securities has been taken, and this Subscription Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

            (d) The Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the accuracy of the representations of the undersigned in this Subscription Agreement, will be issued in compliance with all applicable United States federal and state securities laws.

            (e) The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby, including the issuance of the Securities, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, or any indenture, mortgage, deed of trust or other material instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

         5. Registration.

            (a) Definitions. The following definitions shall apply with respect to a registration (a "REGISTRATION") pursuant to this section 5:

                (i) The term "Public Offering" shall mean an underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act covering the offer and sale of equity securities of such entity to the public.

                (ii) The term "Registrable Securities" shall mean the Securities. Registrable Securities shall cease to be Registrable Securities when they may be sold under Rule 144(k) and all requisite steps have been taken to remove any legends or restrictions on transfer with respect to such Registrable Securities.

                (iii) The term "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included therein, any amendment or supplement thereof, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

                (b) Agreement to Register.

                (i) As soon as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC a Registration Statement covering the resale of the Securities (the "REGISTRABLE SECURITIES") and use its best efforts to cause such Registration Statement to become effective within 120 days therefrom.

                (ii) With respect to a Registration Statement other than a Registration Statement on Form S-4, if the holders of Registrable Securities desire to distribute the Registrable Securities by means of an underwriting they shall so advise the Company and shall select an underwriter reasonably acceptable to the Company. The Company and all holders of Registrable Securities proposing to distribute their Registrable Securities through such underwriter shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company. The Company shall not be required to effect more than two underwritten Public Offering of Registrable Securities. The Company shall pay all expenses, other than underwriters' discounts and commissions and fees and disbursements of experts and counsel retained by the undersigned, relating to an underwriting of the Registrable Securities covered by the first request, and the holder(s) of the Registrable Securities requesting an underwriting shall pay all reasonable registration expenses arising from the second such underwriting.

            (c) Provisions Applicable to Registration. The following provisions shall apply, as applicable, in connection with the undersigned's Registrable Securities to be included in the Registration Statement pursuant to this section 5:

                (i) the undersigned, if reasonably requested by the Company or by the underwriter with respect to any Public Offering, shall agree not to sell, make any short sale of, loan, grant any options for the purchase of, or otherwise

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           dispose of any Registrable Securities (other than those included in the Registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days), from the effective date of such Registration Statement, or the commencement of the offering, as applicable, as may be requested by the underwriters, provided that all other holders of the class of securities being registered pursuant to the Registration shall make the same agreements as those made by the undersigned under this section (c)(i);

                (ii) the undersigned shall promptly provide the Company with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the undersigned in order to prepare the Registration Statement;

                (iii) subject to section 5(b)(ii), all reasonable and necessary expenses in connection with the preparation of the Registration Statement, including, without limitation, any and all legal, accounting and filing fees, but not including fees and disbursements of experts and counsel retained by the undersigned or underwriting discounts and commissions to be paid by the undersigned, shall be borne by the Company;

                (iv) the Company shall use its best efforts to effect such Registration permitting the sale of such Registrable Securities in accordance with this section (c), and pursuant thereto, the Company shall as expeditiously as possible:

                     (1) prepare and file with the SEC a Registration Statement relating to the applicable Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and use its best efforts to cause such Registration Statement to become effective and keep such Registration Statement effective in accordance with section
              (c)(iv)(2) below;

                     (2) prepare and file with the SEC such amendments and
              post-effective amendments to the Registration Statement as may be necessary to keep the Registration effective until all such Registrable Securities are sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such Registration Statement or supplement to the prospectus; provided, however that the Company may,

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              from time to time, request that the holders of the Registrable
              Securities immediately discontinue the disposition of the Registrable Securities if the Company determines, in the good faith exercise of its reasonable business judgment, that the offering and disposition of the Registrable Securities could materially interfere with bona fide financing, acquisition or other material business plans of the Company or would require disclosure of non-public information, the premature disclosure of which could materially and adversely affect the Company (it being acknowledged that the Company is not required to disclose in such request any such transaction, plan or non-public information), so long as the Company promptly after the disclosure of such transaction, plan or non-public information complies with this section (c)(iv)(2);

                     (3) notify the undersigned and the underwriter, if any,
              promptly, and (if requested by any such person) confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceedings for such purpose and (E) subject to the proviso below, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to section (c)(iv)(2) above, at the request of any such person, prepare and furnish to such person a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Company need not disclose the event if it otherwise has not disclosed such event to the public;

                     (4) if requested by the underwriter or the undersigned,
              promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter and the undersigned agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplements or post-effective amendments as soon as notified of the matters to be incorporated in such prospectus supplements or post-effective amendments;

                     (5) deliver to the undersigned and the underwriters, if
              any, without charge, as many copies of the prospectus (including each preliminary prospectus) in conformity with the requirement of the Securities Act and any amendments or supplements thereto as such persons may reasonably request and such other documents as they may reasonably request to facilitate the prior sale or other disposition of such Registrable Securities;

                     (6) prior to any Public Offering of Registrable Securities, register or qualify or cooperate with the undersigned, or the underwriters, if any, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the undersigned or underwriters, if any, reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject the Company to any tax in any such jurisdiction where it is not then so subject; and

                     (7) with a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Registrable Securities to the public without registration, during such time as a public market exists for its equity securities, the Company agrees to:

                         a) make and keep public information available, as those
              terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its equity securities to the general public;

                         b) use its best efforts to file with the SEC in a
              timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                         c) furnish to the undersigned forthwith upon the
              undersigned's request a written statement by the Company as to the Company's compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the undersigned may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such securities without registration;

                (v) Notwithstanding the provisions of this section 5 to the contrary, the Company:

                     (1) may require the undersigned to furnish to the Company
              such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing; and

                     (2) may require the undersigned to covenant that the
              undersigned has not taken, and will not take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Exchange Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Registrable Securities; and

                (vi) the undersigned agrees by acquisition of such Registrable Securities that, upon receipt of the request referred to in the proviso of Section (c)(iv)(2) or of any notice from the Company of the happening of any event of the kind described in section
           (c)(iv)(3) hereof (other than as provided in section (c)(iv)(3)(A) hereof), the undersigned shall forthwith discontinue disposition of Registrable Securities until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental documents or filings that are incorporated by reference in the prospectus, and, if so directed by the Company, the undersigned shall deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the undersigned's possession, of the prospectus covering such Registrable Securities current prior to the time of receipt of such notice.

            (d) Indemnification.

                (i) In the event of a Registration or qualification of any Registrable Securities under the Securities Act pursuant to the provisions of this section 5, the Company shall indemnify and hold harmless the undersigned, the officers and directors of the undersigned and each director or officer of any person or entity who controls the undersigned, each underwriter of such Registrable


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


           Securities and each other person or entity who controls the undersigned or such underwriter within the meaning of the Securities Act (collectively, the "SUBSCRIBER INDEMNITEES"), from and against any and all losses, claims, damages or liabilities, joint or several, to which any of the Subscriber Indemnitees, joint or several, may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered or qualified under the Securities Act, or any amendment or supplement thereto, any preliminary prospectus or final prospectus contained therein, or any supplement thereto, or any document prepared and/or furnished to the undersigned incident to the registration or qualification on any Registrable Securities, or (y) the omission or alleged omission to state in any Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (z) any violation by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company, in connection with such registration or qualification under such state securities or "blue sky" laws, and in each case shall reimburse the Subscriber Indemnitees for any legal or other expenses reasonably incurred by such Subscriber Indemnitees in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by such Subscriber Indemnitees; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement and such Subscriber Indemnitee thereafter fails to deliver or cause to be delivered such Registration Statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

                (ii) In the event of the Registration or qualification of any Registrable Securities under the Securities Act pursuant to the provisions of this section 5, the undersigned shall severally and not jointly indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act, each officer and director of the Company and any other selling holder from and against any losses, claims, damages or liabilities to which the Company, such controlling person, any such officer or director or any other selling holder may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered or qualified under the Securities Act, or any amendment or supplement thereto, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the undersigned specifically for use in preparation thereof, and in each case shall reimburse the Company, such controlling person, each such officer or director and any other selling holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof).

                (iii) Promptly after receipt by a person entitled to indemnification under this section (e) (an "INDEMNIFIED PARTY") of notice of the commencement of any action or claim relating to any Registration Statement filed under the provisions of this section 5 or as to which indemnity may be sought hereunder, such Indemnified Party shall, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "INDEMNIFYING PARTY"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the omission so to notify the Indemnifying Party will not relieve such person from any liability that such person may have to any Indemnified Party otherwise than pursuant to the provisions of this section (e) and shall also not relieve the Indemnifying Party of such party's obligations under this section (e), except to the extent that the omission so to notify results in the Indemnifying Party being damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and such party notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled (at such party's own expense) to participate in and, to the extent that the Indemnifying Party may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no

           Indemnifying Party and no Indemnified Party shall enter into any settlement agreement that would impose any liability on such other party or parties without the prior written consent of such other party or parties, unless such other party or parties are fully indemnified to such party's satisfaction, as the case may be, against any such liability.

                (iv) If for any reason the indemnification provided for in this section 5 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by this section 5, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6. Miscellaneous.

            (a) This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and permitted assigns.

            (b) This Subscription Agreement has been duly and validly authorized, executed and delivered by the undersigned and constitutes the valid, binding and enforceable agreement of the undersigned. If this Subscription Agreement is being completed on behalf of a corporation, partnership or trust, it has been completed and executed by an authorized corporate officer, general partner or trustee.

            (c) This Subscription Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect thereof.

            (d) Within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation, to comply with any and all laws to which the Company is subject.

            (e) The Company shall be notified immediately of any change in any of the information contained above occurring prior to the undersigned's purchase of the Securities or at any time thereafter for so long as the undersigned is a holder of the Securities.

            (f) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single document.

                            [signature page follows]

                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement dated as of _________________, 2000.

Subscription
Amount:  $
          ---------------


                                           -------------------------------------
                                           (Signature of Subscriber)


                                           -------------------------------------
                                           Print or Type Name

                                           Social Security
                                           or Taxpayer
                                           Identification No.
                                                             -------------------


                                           U.S. Citizen

                                                       Yes                    No
                                           ------------            -----------


                                           Residence or Business Address:

                                           -------------------------------------
                                           Street

                                           -------------------------------------
                                           City           State         Zip Code

                                           Mailing Address (if different
                                           from Residence or Business
                                           Address):


                                           -------------------------------------
                                           Street


                                           -------------------------------------
                                           City           State         Zip Code


ACCEPTED AND AGREED TO:

PLAYSTAR WYOMING HOLDING CORP.

By:
     -----------------------------
Name:
      ----------------------------
Title:
      ----------------------------

Dated as of:                        , 2000
            -----------------------